EXHIBIT 99.5
                                                                    ------------

                              AMENDED AND RESTATED
                 EXTENSION, WAIVER AND DEBT CONVERSION AGREEMENT


         This Agreement made as of this 1st day of February, 2006 between CDKnet.com, Inc., a Delaware corporation (the "Company") having a principal place of business at 948 US Highway 22, North Plainfield, NJ 07060 and each of the holders of the Company's outstanding 10% Convertible Extendable Notes originally due June 8, 2005 (the "10% Convertible Notes"), 6% Convertible Notes original due October 15, 2005 (the "6% Convertibles Notes" and, together with the 10% Convertible Notes, the "Convertible Notes") and that Grid Note dated October 15, 2004 (the "Grid Note" and together with the Convertible Notes, the "Notes") that have executed this Agreement on Schedule I hereto (which amends and restates a prior agreement relating to the same subject matter dated as of January 24, 2006). Such holders are each referred to herein as "Holder" and are collectively referred to as the "Holders."

         WHEREAS, the Holders deem it in their respective best interests to enter into this Agreement to amend the Convertible Notes to fix the conversion price at $0.67 and simultaneously convert half of the outstanding principal on the Notes into shares of the Company's common stock at the rate of $0.67 per share to enable the Company to obtain financing to pay half of remaining principal and interest due on the Notes February 3, 2006,

         NOW THEREFORE, in consideration of the terms, conditions and agreements contained in this Agreement, the parties agree as follows:

         1. EXTENSION, FORBEARANCE AND WAIVER.

                  (a) Extension. The Holders hereby agree to extend the "Maturity Date" defined in the Notes to February 10, 2006 (each an "Extension" and collectively the "Extensions").

                  (b) Waiver. The Holders agree to waive (i) any and all prior defaults on the Notes, if any, and, (ii) with respect to the Convertible Notes, the Ancillary Documents, as defined in the 10% Convertible Notes and waive any right to mandatory redemption.

                  (c) Amendment. Provided the Company has placed or caused to be placed the sum of $287,999.56 (the "Funds") in escrow with Sommer & Schneider LLP (the "Paying Agent") for the payment of the amount of the Notes set forth on
Schedule I hereto, on or before February 10, 2006, the Convertible Notes, which were issued with a conditional conversion feature, are hereby amended to fix the conversion price at $0.67 and remove any conditions to conversion.

         2. ISSUANCE OF SECURITIES.

                  (a) Provided Sommer & Schneider LLP confirms receipt of the Funds on or before February 10, 2006, in lieu of repayment of the amount of the Notes, set forth in Schedule I hereto, the Holders agree to accept shares of the Company's common stock, calculated at the rate of $0.67 of principal and interest forgiven per share (the "Shares"), in full satisfaction of the Company's obligation to repay such amounts due on the Notes to February 3, 2006. The Company agrees to issue such shares within three business days of such conversion and cause to be transmitted by overnight carrier, certificates representing the Shares and an attorney's check representing the Funds will be transmitted by the second business day after the original Notes are received by the Paying Agent from the Holder for cancellation, or the Holder provides Paying Agent with an affidavit of loss and indemnity. Notwithstanding the foregoing, the Company will pay the Holders daily interest from February 3, 2006 to the date it deposits or causes the deposit of the Funds with the Paying Agent at the rate set forth on Schedule I hereto.

                  (b) The certificate, in due and proper form, representing the shares will be registered in the name of the respective Holder and bear a legend substantially in the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT".

         3. HOLDERS' REPRESENTATIONS AND WARRANTIES.

         Each Holder, severally and not jointly, hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

                  (a) The Holder has the authority and power, corporate and otherwise to enter into this Agreement.

                  (b) The Holder has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company.

                  (c) The Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)).

                  (d) The Holder has made an independent investigation of the Company's business, and is relying solely on the information contained in the Company's reports filed under Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

                  (e) The Holder has not transferred or assigned any interest in their Note to a third party.

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

                  (f) The foregoing representations, warranties and agreements shall survive the delivery of the Shares under the Agreement.

         4. COMPANY REPRESENTATIONS AND WARRANTIES.

         The Company hereby acknowledges, represents and warrants to, and agrees with the Holders as follows:

                  (a) The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

                  (b) Subject to the performance by the Holders of their respective obligations under this Agreement and the accuracy of the representations and warranties of the Holder, the offering and sale of the shares will be exempt from the registration requirements of the Act.

                  (c) The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

                  (d) The foregoing representations, warranties and agreements shall survive the Closing.

         5. RELEASE.

         Effective as of February 3, 2006 subject to the Paying Agent's confirmation that the Funds have been deposited on or before February 10, 2006, the Holders release and forever discharge the Company of and from all and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Holders had, or may have arising from the Notes, except

                  (a) obligations arising under this Agreement; and

                  (b) any registration rights contained in the Notes or agreement relating to the Convertible Notes, securities of the Company issued on conversion of the Convertible Notes or other securities of the Company held by the respective Holder that would, by its terms, give such Holder registration right with respect to the Shares.

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

         6. OBLIGATION IRREVOCABLY AND SEVERAL.

         The Holders obligations under this Agreement are several and not joint and will be effective and irrevocable upon the receipt of an executed counterpart of this Agreement signed by each Holder.

         7. MISCELLANEOUS.

                  (a) Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                  (b) Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

                  (c) Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

                  (d) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

                  (e) Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

                  (f) Applicable Law. This Agreement shall be governed and construed under the laws of the State of New York.

                  (g) Termination. This Agreement shall have no further cause or effect if the Company has not deposited the Funds or caused the Funds to be deposited with the Paying Agent on or before February 10, 2006.


                            [SIGNATURE PAGE FOLLOWS]

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

         IN WITNESS WHEREOF, the Company and Holders have executed or caused this Agreement to be executed and delivered by their respective officers and Trustees, thereunto duly authorized.

                                         CDKNET.COM, INC.



                                         By: /s/ Oleg Logvinov
                                             ----------------------
                                             Oleg Logvinov, CEO



                         [HOLDER SIGNATURE PAGES FOLLOW]





















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

                                   SCHEDULE I


                                CDKNET.COM, INC.

                              AMENDED AND RESTATED
                 EXTENSION, WAIVER AND DEBT CONVERSION AGREEMENT
                          DATED AS OF FEBRUARY 1, 2006


         IN WITNESS WHEREOF, the undersigned holder of the Company's 10% Convertible Extendable Note originally due June 8, 2005 has caused this Agreement to be duly executed as of January 24, 2006.


                                       BEAUFORT VENTURES, LTD.



                                       By: /s/ Tanvier Malik
                                           -----------------------------
                                           Name: Tanvier Malik
                                           Title: Managing Director


                                       Total Amount Due: $258,484.75

                                       Amount Converted: $129,242.38

                                       Shares: 192,900

                                       Payment: $129,242.38

                                       Daily Interest: $68.97

                                       Delivery Instructions:

                                       155 Abbey Road
                                       London NW6 4SS United Kingdom

                                   SCHEDULE I


                                CDKNET.COM, INC.

                              AMENDED AND RESTATED
                 EXTENSION, WAIVER AND DEBT CONVERSION AGREEMENT
                          DATED AS OF FEBRUARY 1, 2006


         IN WITNESS WHEREOF, the undersigned holder of the Company's 10% Convertible Extendable Note originally due June 8, 2005 has caused this Agreement to be duly executed as of January 24, 2006.

                                       BRUGES REALTY CORP. CHARITABLE
                                       REMAINDER TRUST U/A/D 5/31/01



                                       By: /s/ Lynn Diamond
                                           --------------------------
                                           Name: Lynn Diamond
                                           Title: Trustee


                                       Total Amount Due: $103,393.90

                                       Amount Converted: $51,696.95

                                       Shares: 77,160

                                       Payment: $51,696.95

                                       Daily Interest: $27.59

                                       Delivery Instructions:

                                       950 Third Avenue, 26th Floor
                                       New York, NY

                                   SCHEDULE I


                                CDKNET.COM, INC.

                              AMENDED AND RESTATED
                 EXTENSION, WAIVER AND DEBT CONVERSION AGREEMENT
                          DATED AS OF FEBRUARY 1, 2006


         IN WITNESS WHEREOF, the undersigned holder of the Company's Grid Note due October 15, 2005 has caused this Agreement to be duly executed as of January 24, 2006.



                                       /s/ Steven A. Horowitz
                                       ----------------------------
                                       Steven A. Horowitz


                                       Total Amount Due: $51,912.13

                                       Amount Converted: $25,956.07

                                       Shares: 38,741

                                       Payment: $25,956.07

                                       Daily Interest: $7.87

                                       Delivery Instructions:

                                       c/o Moritt, Hock, Hamroff & Horowitz, LLP
                                       400 Garden City Plaza, Suite 202
                                       Garden City, NY  11530

                                   SCHEDULE I


                                CDKNET.COM, INC.

                              AMENDED AND RESTATED
                 EXTENSION, WAIVER AND DEBT CONVERSION AGREEMENT
                          DATED AS OF FEBRUARY 1, 2006


         IN WITNESS WHEREOF, the undersigned holder of the Company's 6% Convertible Note due October 15, 2005 has caused this Agreement to be duly executed as of January 24, 2006.



                                       /s/ Steven A. Horowitz
                                       Steven A. Horowitz


                                       Total Amount Due: $108,166.67

                                       Amount Converted: $54,083.33

                                       Shares: 80,722

                                       Payment: $54,083.33

                                       Daily Interest: $16.67

                                       Delivery Instructions:

                                       c/o Moritt, Hock, Hamroff & Horowitz, LLP
                                       400 Garden City Plaza, Suite 202
                                       Garden City, NY  11530

                                   SCHEDULE I


                                CDKNET.COM, INC.

                              AMENDED AND RESTATED
                 EXTENSION, WAIVER AND DEBT CONVERSION AGREEMENT
                          DATED AS OF FEBRUARY 1, 2006


         IN WITNESS WHEREOF, the undersigned holder of the Company's 6% Convertible Note due October 15, 2005 has caused this Agreement to be duly executed as of January 24, 2006.

                                       STORTFORD HOLDINGS LTD.


                                       By: /s/ Clive Dakin
                                           ----------------------
                                           Name: Clive Dakin
                                           Title:

                                       Total Amount Due: $54,041.67

                                       Amount Converted: $27,020.83

                                       Shares: 40,330

                                       Payment: $27,020.83

                                       Daily Interest: $8.33

                                       Delivery Instructions:

                                       c/o Euroba Management Ltd.
                                       73 Front Street, 4th Floor
                                       Hamilton, HM12 Bermuda




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